UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) March 10, 2023

TAUTACHROME, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-141907	84-2340972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1846 E. Innovation Park Drive, Oro Valley, Arizona	85755
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On Friday, March 10, 2023, El Dorado Family Group, Ltd. (“El Dorado”), a Georgia corporation, exchanged a Royalty-Free Grant of Exclusive Use-license (the “License”) of certain intellectual properties having appraised value of $514,441,340 for 55,000,000 shares of Fixed Non-Cumulative Nonconvertible Perpetual Preferred Stock (“Series H Preferred Stock”) from Tautachrome Inc. (the “Registrant”). The Preferred-H-Stock with attached License is filed herewith as Exhibit Item 9.01 (d) hereto.

El Dorado is controlled by Timothy A. Holly, who is also a director of the Registrant.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit

10.1	2023-03-10 El Dorado License and Series H Stock Designations shares.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAUTACHROME, INC.

Date: March 13, 2023	By:	/s/ David LaMountain
David LaMountain
Chief Executive Officer

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